Exhibit 10.198







               LITCHFIELD HYPOTHECATION CORP. 1997-B



                       NOTE PURCHASE AGREEMENT




                                    June 28, 1999



           LITCHFIELD HYPOTHECATION CORP.1997-B, a Delaware corporation, and its successors and assigns (the "Issuer"), and LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation ("Litchfield"), hereby agree with UNION BANK OF CALIFORNIA, N.A. (the "Purchaser"), as follows:

           1. The Notes. The Issuer has authorized the execution and delivery to The Chase Manhattan Bank, as trustee (the "Trustee"), of an Indenture of Trust, dated as of August 1, 1997, as amended (the "Indenture"), providing for the issuance and sale by the Issuer of its Hypothecation Loan Collateralized Notes (the "Notes"), in one or more series, secured by the Trust Estate granted to the Trustee by the Issuer pursuant to the Indenture, which includes, among other assets, a pool of certain hypothecation Loans owned by the Issuer and serviced by Litchfield Financial Corporation, a Massachusetts corporation (in such capacity, the "Servicer"). Unless otherwise specifically defined herein, all capitalized terms shall have the meanings ascribed to them in the Indenture.

           2. Purchase and Sale. In reliance upon the representations and warranties contained herein and subject to the terms and conditions set forth herein, (i) the Issuer agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Issuer, $1,776,419.96 principal amount of Hypothecation Loan Collateralized Notes, Series A and (ii) the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, $3,123,580.04 principal amount of Hypothecation Loan Collateralized Notes, Series C (the foregoing notes are referred to herein collectively as the "Notes") at an aggregate price (the "Purchase Price") equal to the aggregate outstanding principal amount of the Notes on the Closing Date (as hereinafter defined). The Purchase Price shall be allocated among the Seller and the Issuer in proportion to the principal amount of Notes sold by each. The Purchase Price shall be payable to or upon the instructions of the Issuer and the Seller on the Closing Date by wire transfer in immediately available Federal funds.

           3.   The Closing; Delivery of the Notes.     The closing of the
purchase and sale of the Notes pursuant hereto (the "Closing") shall be held on June 28, 1999 (the "Closing Date"). The Closing shall take place by mail or at such place as the parties hereto shall designate. At the Closing, the Issuer and the Seller, respectively, will deliver to the Purchaser, against payment of the Purchase Price therefor, one Series A Note in the denomination of $1,776,419.96 and one Series C Note in the denomination of $3,123,580.04 registered in the Purchaser's name, or in the name of its nominee; provided however, that if the Purchaser requests the Issuer or the Seller in writing not less than one Business Day prior to the Closing Date to deliver to the Purchaser Notes in other denominations (authorized pursuant to the Indenture) that equal in the aggregate the denominations specified above, the Seller and the Issuer shall comply with such request.

           4. Conditions of the Purchaser's Obligation. The obligation of the Purchaser set forth in Section 2 to purchase the Notes on the Closing Date shall be subject to the accuracy as of the date hereof and as of the Closing Date of (i) the representations and warranties of the Issuer set forth in Section 5 hereof, (ii) the representations and warranties of the Seller in the Purchase and Sale Agreement and in Section 5 hereof, and (iii) the representations and warranties of the Servicer in the Servicing Agreement, and shall also be subject to the following additional conditions:

           (a) Each of this Purchase Agreement, the Notes, the Indenture, the Servicing Agreement, and the Purchase and Sale Agreement (collectively, the "Agreements") shall have been duly authorized, executed and delivered by each of the parties thereto and be in full force and effect; and

           (b) The Purchaser shall have received copies of all documents and other information as it may reasonably request, in form and substance reasonably satisfactory to it, with respect to such transactions and the taking of all proceedings in connection therewith.

           5. Representations and Warranties. (a) The Issuer represents and warrants to the Purchaser as of the date hereof as follows:(i) Each of the Agreements to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and, assuming due execution and delivery by the other parties thereto, constitutes a legal, valid and binding agreement of the Issuer enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Notes have been validly issued and are entitled to the benefits of the Indenture and constitute valid instruments enforceable in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           (ii) Neither the issuance or sale of the Notes, nor the consummation of any other of the transactions contemplated in any of the Agreements to which the Issuer is a party, nor the execution, delivery or performance of the terms of any of the Agreements to which the Issuer is a party, has or will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Issuer, or conflict with, result in a breach or violation on the part of the Issuer of or the acceleration of indebtedness under or constitute a default under, the terms of any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any statute or regulation applicable to the Issuer or any order applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer.

           (iii) No consent, approval, authorization of, registration or filing with, or notice to, any governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality is required on the part of the Issuer for the execution and delivery or by the Issuer with any of the Agreements to which the Issuer is a party or the Notes, or the issuance of the Notes, or the consummation by the Issuer of any transaction contemplated under any of the Agreements to which the Issuer is a party, or such consent, approval or authorization has been obtained or such registration, filing or notice has been made (or, with respect to assignments of mortgages and financing statements, will be made by the Issuer as contemplated by the Indenture).

(iv)  There is no action, suit or proceeding against, or investigation of, the
                Issuer pending or, to the best of its knowledge, threatened, before any court, administrative agency or other tribunal which, either individually or in the aggregate, (A) may result in any material adverse change in the financial condition, properties, or assets of the Issuer or in any material and adverse impairment of the right or ability of the Issuer to perform its obligations under the Agreements, or (B) asserts the invalidity of any of the Agreements to which either the Issuer is a party or the Notes or (C) seeks to prevent the consummation of any of the transactions contemplated by any of the Agreements to which the Issuer is a party.
(v)
(vi)  (v)  Based in part on the representations and warranties contained in
                Section 6 hereof, the Issuer is not, and the sale of the Notes in the manner contemplated by this Purchase Agreement will not cause the Issuer to be, subject to registration or regulation as an investment company or affiliate of any investment company under the Investment Company Act of 1940, as amended.

           (vi) Each Loan included in the Trust Estate securing the Notes has been delivered to the Trustee or its collateral agent, together with an assignment thereof by the Issuer, which immediately prior to such assignment will own full legal and equitable title to each Loan, free and clear of any lien, charge, encumbrance or participation or ownership interest in favor of any other Person. Upon endorsement and delivery to the Trustee or its collateral agent of the executed original promissory notes and execution and delivery of the Indenture, all of the Issuer's right, title and interest in and to the Loans will be validly and effectively transferred to the Indenture Trustee as collateral security for the benefit of the Holders of the Notes.

           (vii) On the Closing Date after giving effect to the sale of the Notes to the Purchaser hereunder, the aggregate principal amount of all Hypothecation Loan Collateralized Notes outstanding shall be $41,359,206.81 of which $8,625,465.99 aggregate principal amount shall be Series A Notes owned of record by the Purchaser, $10,498,579.60 aggregate principal amount shall be Series A Notes owned by Green Tree Financial Servicing Corporation ("Green Tree"), $1,541,153.87 aggregate principal amount shall be Series B Variable Funding Notes owned of record by the Seller, $7,034,989.52 aggregate principal amount shall be Series C Notes owned of record by the Purchaser, $9,068,627.78 aggregate principal amount shall be Series C Notes owned of record by Green Tree and $4,590,390.05 aggregate principal amount shall be Series C Notes owned of record by Berkshire Bank. Such outstanding amounts are fully authorized (and do not exceed any limitations under the Indenture).

 (b) The Seller represents and warrants to the Purchaser as of the date hereof as follows:

           (i) Each of the Agreements to which the Seller is a party has been duly authorized, executed and delivered by the Seller and, assuming due execution and delivery by the other parties thereto, constitutes a legal, valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           (ii) Neither the sale of the Notes, nor the consummation of any other of the transactions contemplated in any of the Agreements to which the Seller is a party, nor the execution, delivery or performance of the terms of any of the Agreements to which the Seller is a party, has or will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or conflict with, result in a breach or violation on the part of the Seller of or the acceleration of indebtedness under or constitute a default under, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound, or any statute or regulation applicable to the Seller or any order applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

           (iii)No consent, approval, authorization of, registration or filing with, or notice to, any governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality is required on the part of the Seller for the execution and delivery or by the Seller with any of the Agreements to which the Seller is a party, or the sale of the Notes, or the consummation by the Seller of any transaction contemplated under any of the Agreements to which the Seller is a party, or such consent, approval or authorization has been obtained or such registration, filing or notice has been made (or, with respect to assignments of mortgages and financing statements, will be made by the Seller as contemplated by the Indenture).

           (iv) There is no action, suit or proceeding against, or investigation of, the Seller pending or, to the best of its knowledge, threatened, before any court, administrative agency or other tribunal which, either individually or in the aggregate, (A) may result in any material adverse change in the financial condition, properties, or assets of the Seller or in any material and adverse impairment of the right or ability of the Seller to perform its obligations under the Agreements, or (B) asserts the invalidity of any of the Agreements to which either the Seller is a party or the Notes or (C) seeks to prevent the consummation of any of the transactions contemplated by any of the
      Agreements to which either the Seller is a party.(v)    Neither the
      Seller nor any Affiliate of the Seller nor any Person authorized or employed by the Seller will, directly or indirectly, offer or sell any Note or similar security in a manner which would render the sale of the Notes pursuant to this Purchase Agreement a violation of Section 5 of the 1933 Act, or require registration pursuant thereto. Based in part on the representations and warranties contained in Section 6 hereof, the offering and sale of the Notes by the Seller to Purchaser at closing are exempt from the registration requirements of the 1933 Act and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

      The Issuer and the Seller agree that the representations and warranties set forth in this Section 5 shall be fully assignable to the initial party to whom the Purchaser may sell the Notes.

           6.   The Purchaser's Representations.    The Purchaser represents
to the Issuer as follows:

           (a) The Purchaser is acquiring the Notes for its own account. The Purchaser understands that the Notes are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), or any State securities or "Blue Sky" law and are being sold to the Purchaser in reliance upon the Purchaser's representations contained herein in a transaction that is exempt from the registration requirements of the 1933 Act and any applicable State law. The Purchaser agrees that the Notes may not be Transferred unless subsequently registered under the 1933 Act and any applicable State securities or "Blue Sky" law or unless exemptions from the registration requirements of the 1933 Act and applicable State laws are available. Subject to the express provisions of this Purchase Agreement and the Indenture, the disposition of the Notes shall at all times be within the control of the owner thereof. Notwithstanding anything to the contrary, express or implied, in this Agreement, the Indenture or otherwise, the Purchaser understands that none of the Trust, the Note Registrar or the Indenture Trustee is obligated to register the Notes under the 1933 Act or any other securities law and that any Transfer in violation of the provisions of the Indenture shall be void ab initio. The foregoing shall in no way limit the ability or the right of the Purchaser to sell participation interests in any Notes owned by the Purchaser.

           (b) The Purchaser is either (i) an "accredited investor" as defined in rule 501(a) under the 1933 Act or (ii) a Qualified Institutional Buyer as defined in Rule 144A under the 1933 Act.

           (c) The Purchaser is authorized to enter into this Purchase Agreement and to purchase the Notes. This Purchase Agreement has been duly authorized executed and delivered by the Purchaser and constitutes the Purchaser's legal, valid and binding agreement enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           (d) The Purchaser has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and the Purchaser is able to bear the economic risk of investment in the Notes. The Purchaser acknowledges that in connection with the making of its investment decision, the Purchaser has been afforded the opportunity to ask questions of, and receive answers regarding, and to conduct its investigation of, the Issuer, the Loans and the Loan Collateral, the Trust Estate, the Notes and the Servicer as is sufficient and necessary for the Purchaser to make an informed investment decision with respect to the Notes.

           (e) No placement agent, broker, finder or investment banker has been employed by or has acted for the Seller or the Purchaser in connection with the transactions with the Purchaser contemplated in this Purchase Agreement or otherwise in connection with the Notes; and the Purchaser is solely responsible for, and the Purchaser shall indemnify the Seller for the fees, expenses or commissions of any placement agent, broker, finder or investment banker and any other person or entity claiming to have acted in such capacity for or under the authority of the Purchaser.

           (f) The Purchaser agrees to treat, and to take no action inconsistent with the treatment of, the Notes as debt of the Issuer for tax purposes.

           7. Notices. All notices and other communications hereunder shall be in writing and shall be sent by first class registered or certified mail, return receipt requested, or by facsimile transmission, provided such transmission is confirmed by overnight mail delivered by a nationally recognized overnight delivery service, addressed (a) if to the Purchaser, Union Bank of California, N.A., 445 South Figueroa Street, 15th Floor, Los Angeles, California 90071, Attention: Stephen R. Sweeney, and (b) if to the Issuer or Litchfield, c/o Litchfield Financial Corporation, 430 Main Street, Williamstown, Massachusetts 01267, Attention: Executive Vice President, or to such other address as the Issuer or Litchfield shall have furnished to the Purchaser in writing. Any notice so given by registered or certified mail shall be deemed to have been given five days after being deposited in a depository of the United States mails. Any notice given by means of a nationally recognized overnight delivery service shall be deemed to have been given upon receipt thereof.

           8. Miscellaneous. (a) This Purchase Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York.

           (b) Any action or proceeding relating in any way to this Purchase Agreement may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York and each of the Issuer, Litchfield and the Purchaser irrevocably submits to the jurisdiction of each such court (and any appellate court from any thereof) in respect of any such action or proceeding.

           Each of the Issuer, Litchfield and the Purchaser irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

           (c) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

           (d) The headings in this Purchase Agreement are for the purposes of reference only and shall not limit or define the meaning hereof.

           (e) This Purchase Agreement shall be binding upon the respective successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by any registered owner or owners at the time of each Note then issued, or any part thereof. This Purchase Agreement may be assigned by the Purchaser to an eligible purchaser of the Notes in connection with a permitted transfer of the Notes in accordance with the Indenture.

           (f) This Purchase Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

           (g) This Purchase Agreement may be executed simultaneously in several counterparts, or by different parties in separate counterparts, each of which counterparts shall be an original, but all of which shall constitute one instrument.

           9.   No Recourse.   It is expressly understood and agreed by the
parties hereto that (a) the representations, undertakings and agreements herein made on the part of the Issuer are made and intended not as personal representations, undertakings and agreements by Litchfield but are made and intended for the purpose of binding only the Issuer, (b) nothing herein contained shall be construed as creating any liability on Litchfield to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, and (c) under no circumstances shall Litchfield be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement; it being understood that the foregoing shall in no way limit the obligations of Litchfield under the Guarantee or the Purchase and Sale Agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed on the date first written above.

                          LITCHFIELD HYPOTHECATION CORP. 1997-B
                          By:  /s/ Heather A. Sica
                          Title:  Executive Vice President

                          LITCHFIELD FINANCIAL CORPORATION
                          By:  /s/ Heather A. Sica
                          Title:  Executive Vice President

                          UNION BANK OF CALIFORNIA, N.A.
                          By: /s/ Stephen R. Sweeney
                          Title: Vice President